3Q 2020 EARNINGS PRESENTATION OCTOBER 27, 2020

SAFE HARBOR Statements in this presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the impact of infectious diseases that affects demand for air travel or travel behavior, such as the ongoing impact of the coronavirus (“COVID-19”); adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2019 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within the Appendix A section of this presentation.

3Q 2020 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER

TAKING ACTIONS TO PROTECT OUR STAKEHOLDERS 3Q 2020 BALANCE SHEET 4Q 2020 PLANNING ASSUMPTIONS* • $3.1B of liquidity at 3Q close, equal to 38% of 2019 revenue • 4Q capacity down ~(45%) YoY • Cash burn average $6.1M/day(2) in 3Q, lower than expected • 4Q revenue down ~(65%) YoY range of $7-9M; expect $4-6M/day in 4Q • 4Q operating expenses down ~(30%) YoY • Adjusted Debt to Cap ratio at 58%(1) (3) 3Q 2020 EARNINGS OTHER LIQUIDITY ACTIONS • 3Q revenue down (76%) YoY; capacity down (58%) YoY; • Refinanced $1B 364-day term loan with EETC transactions (3) OpEx down (45%) YoY (GAAP), down (39%) YoY (non-GAAP) • Raised over $300M with sale leaseback proceeds • GAAP loss per share of ($1.44); non-GAAP loss per share of • Drew down $114M of CARES Act Loan Program ($1.75) (3) • Reduced CAPEX for 2020-2022 by ~$2B (1) As of September 30, 2020 (2) This cash burn includes SW&B paid with CARES Act PSP funds (3) Refer to reconciliations of non-GAAP financial measures in Appendix A *As of October 27, 2020; does not constitute guidance 4

SETTING THE FOUNDATION FOR OUR RECOVERY

FINANCIAL GOALS	ACTIONS	
1. Reduce Cash Burn	Rebuild Customer Confidence	• Safety from the Ground Up program • Partnerships with authorities to implement public health policies • Focus on testing/health measures to facilitate air travel
	Strengthen Network	• 60+ new routes to support cash generation • Schedule flexibility in response to demand changes • Focus City reinforcement: NY growth in EWR; LA move to LAX
2. Rebuild Margins	Deploy Revenue Initiatives	• Upgrading revenue management optimization system • Adjusted approach to seat caps • JetBlue Travel Products subsidiary offerings for leisure travel
	Reshape Cost Structure	• Realign cost structure to lower capacity and revenue • Permanent reduction of fixed costs • Drive structural margin improvement with revenue recovery
3. Repair Balance Sheet	Invest in Return-Accretive Aircraft	• E190 fleet replacement with economically superior A220s • Network plan growth during recovery with fuel efficient A321s • Balance capital deployment and debt repayments

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COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER

PLANNING FOR GRADUAL IMPROVEMENT IN BOOKINGS THROUGH YEAR END

REVENUE YOY GROWTH



Actual
Estimate
Current planning assumption*
-79%
-80%
-68%
-90%
-76%
~-65%
July
Aug
Sept
2Q
3Q
4Q*

*Current planning assumption as of October 27, 2020; does not constitute guidance

- 3Q revenue driven by leisure/VFR travel, despite headwinds from quarantine measures in place
  - Demand gradually improved throughout August and September
  - Booking curve remained close-in during the quarter
- Expect continued sequential revenue improvement during 4Q
  - Continued momentum in leisure/VFR booking trends, despite increasing COVID-19 case counts in various geographies
  - Seeing momentum in initial bookings for Thanksgiving and December holiday period

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ADJUSTING CAPACITY TO PROTECT LIQUIDITY

ASM YOY GROWTH


Flown
Planned
Current planning assumption*
-50%
-61%
-62%
-85%
-58%
~-45%
July
Aug
Sept
2Q
3Q
4Q*

*Current planning assumption as of October 27, 2020; does not constitute guidance

- Adapting capacity in response to fluid demand trends
  - Refined 3Q capacity resulted in improved load factors and increased cash per flight
  - New markets performing at or above expectations
- Planning 4Q capacity in line with demand expectations
  - Sequential capacity adds to capture expected improvements in bookings for travel during peak season
  - Managing capacity around the peaks and troughs, monitoring close-in bookings

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FINANCIAL UPDATE & OUTLOOK STEVE PRIEST CHIEF FINANCIAL OFFICER

SUMMARY FINANCIALS 3Q 2020 METRIC 3Q 2020 3Q 2019 Change YoY ASM (millions) 6,905 16,296 (57.6%) RASM (cents) 7.12 12.80 (44.4%) CASM (cents) 14.60 11.29 29.3% CASM ex-Fuel(1) (cents) 14.64 8.33 75.7% Fuel ($/gallon) 1.23 2.06 (40.4%) Earnings per Share (GAAP) (1.44) 0.63 Earnings per Share(1) (Non-GAAP) (1.75) 0.59 (1) Refer to reconciliations of non-GAAP financial measures in Appendix A 10

MAINTAINING A STRONG LIQUIDITY POSITION 3,434 426 3,093 162 327 135 114 27 997 913 6/30/20 Adjusted CAPEX Scheduled 364-Term EETC CARES CARES Act Sale 9/30/20 Liquidity(1) Operating Debt Loan Transactions Act Loan Payroll Leaseback Liquidity(1) Activities(2) Payments(3) Prepayment After Fees After Fees Support Transactions Funds(4) (1) Cash, cash equivalents and short-term investments, and restricted cash for CARES Act PSP (2) Includes net sales, operating cash outlays, working capital timing, and excludes cash interest payments (3) Includes cash interest payments (4) Includes $19M of grant and $8M of unsecured loan for the additional Payroll Support Program Note: Rounding may result in immaterial differences 11

MANAGING COSTS TO SUPPORT CASH POSITIVE FLYING YOY OPERATING EXPENSES* COST INITIATIVES Actual GAAP Actual Non-GAAP (1) Planned • Continuing taking tactical capacity and cost actions to drive positive cash flying − Managing day-to-day flying decisions based on breakeven economics • Reshaping cost structure to support margin recovery efforts ~ -30% − Permanently reducing fixed costs and driving more -39% variability in the cost structure -45% 3Q 4Q** *Operating expenses include non-cash expenses (e.g., depreciation and amortization) ** Current planning assumption as of October 27, 2020; does not constitute guidance (1) Operating expenses excluding special items; refer to reconciliations of non-GAAP financial measures in Appendix A 12

REDUCING OUR CAPITAL EXPENDITURES REVISED CAPEX FLEET* Actual Planned As of 12/31/2019 As of 12/31/2020* (US$ million) 259 267 1 6 13 ~800 35 35 28 28 130 130 162 200 60 60 3Q 4Q* 2020* 2019 2020* E190 A320 A321 HD A321 Mint A321neo HD A220 • Lowered CAPEX for 2020-2022 by ~$2B(1) • In Q3, took delivery of two A321neos • Remaining 2020 NEO deliveries to be financed through sale • Anticipate taking two more A321neos, one A220 in Q4 leasebacks • Focusing on high ROI projects for non-aircraft CAPEX *Current planning assumption as of October 27, 2020; does not (1)Cumulative CAPEX reduction vs pre-pandemic plan constitute guidance. Please refer to Appendix C for latest order book 13

MANAGING LEVERAGE TO PRESERVE LIQUIDITY LEVERAGE DEBTDEBT REPAYMENTS* REPAYMENTS* Principal Interest Adjusted (US$ million) Debt to Cap (1) 95 93 55% 58% 44% 50 34% 40 Dec 31 2019 Mar 31 2020 Jun 30 2020 Sep 30 2020 3Q 4Q** *Cash outflows related to debt repayment schedule (principal and • Refinanced $1B 364-day term loan interest) as of 9/30/2020; does not assume any future debt raises and • Received $114M from CARES Act Loan Program does not constitute guidance • Executed over ~$300M in sale leasebacks for old and new **Current planning assumption as of October 27, 2020; does not aircraft constitute guidance. (1) Refer to reconciliations of non-GAAP financial measures in Appendix A 14

Questions? 15

APPENDIX A Non-GAAP Financial Measures JetBlue sometimes uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. 16

3Q 2020 FINANCIAL RESULTS US$ Millions 3Q 2020 3Q 2019 Var % Total Operating Revenues 492 2,086 (76.4) Aircraft fuel and related taxes 102 471 (78.4) Salaries, wages and benefits 482 580 (16.9) Landing fees and other rents 84 125 (32.7) Depreciation and amortization 127 134 (5.0) Aircraft rent 23 26 (12.5) Sales and marketing 24 74 (68.3) Maintenance, materials and repairs 111 158 (30.2) Other operating expenses 167 271 (38.1) Special items (112) - - Operating (Loss) Income (516) 247 (308.8) Other Income (Expense) (62) 7 1,068.5 (Loss) income before income taxes (578) 254 (327.8) Income tax (benefit) expense (185) 67 (376.4) * Refer to reconciliations of NET (LOSS) INCOME (393) 187 (310.4) non-GAAP Pre-Tax Margin (117.4%) 12.2% (129.6) pts financial (Loss) Earnings per Share (EPS) (GAAP) ($1.44) $0.63 measures in this Appendix A Adj. Pre-Tax Margin* (140.1%) 11.4% (151.5) pts Adj. (Loss) Earnings per Share (EPS)* (Non- GAAP) ($1.75) $0.59 17

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items **("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure. In 2020, special items include contra-expenses recognized on the utilization of payroll support grants received under the CARES Act, impairment charges of our Embraer E190 fleet, losses generated from sale-leaseback transactions, and one-time costs associated with our voluntary crewmember separation programs. Special items for 2019 include one-time costs related to the Embraer E190 fleet transition, one-time costs related to the implementation of our pilots' collective bargaining agreement, as well as a gain on an equity method investment. We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2020		2019		2020		2019	
	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$ 1,008	$ 14.60	$ 1,839	$ 11.29	$ 3,555	$ 14.69	$ 5,490	$ 11.50
Less:								
Aircraft fuel and related taxes	102	1.47	471	2.89	496	2.05	1,392	2.92
Other non-airline expenses	7	0.10	10	0.07	29	0.12	32	0.07
Special items	(112)	(1.61)	-	-	(214)	(0.88)	14	0.03
Operating expenses, excluding fuel	$ 1,011	$ 14.64	$ 1,358	$ 8.33	$ 3,244	$ 13.40	$ 4,052	$ 8.48

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Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding special items and gain on equity method investments

Our GAAP results in the applicable periods were impacted by charges that are deemed special items, and gain on equity method investments. We believe the impacts of these items make our results difficult to compare to prior periods as well as future periods and guidance. In 2020, special items include contra-expenses recognized on the utilization of payroll support grants received under the CARES Act, impairment charges of our Embraer E190 fleet, losses generated from sale-leaseback transactions, and one-time costs associated with our voluntary crewmember separation programs. Special items for 2019 include one-time costs related to the Embraer E190 fleet transition, one-time costs related to the implementation of our pilots' collective bargaining agreement, as well as a gain on an equity method investment. We believe the impacts of these items distort our overall trends and that our metrics and results are enhanced with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of these items.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE, INCOME BEFORE TAXES, NET INCOME AND EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS AND GAIN ON EQUITY METHOD INVESTMENTS
(in millions, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
Total operating revenues	$ 492	$ 2,086	$ 2,295	$ 6,063
Total operating expenses	$ 1,008	$ 1,839	$ 3,555	$ 5,490
Less: Special items	(112)	-	(214)	14
Total operating expenses excluding special items	$ 1,120	$ 1,839	$ 3,769	$ 5,476
Operating (loss) income	$ (516)	$ 247	$ (1,260)	$ 573
Add back: Special items	(112)	-	(214)	14
Operating (loss) income excluding special items	$ (628)	$ 247	$ (1,474)	$ 587
Operating margin excluding special items	-127.6%	11.8%	-64.2%	9.7%
(Loss) income before income taxes	$ (578)	$ 254	$ (1,381)	$ 548
Add back: Special items	(112)	-	(214)	14
Less: Gain on equity method investments	-	15	-	15
(Loss) income before income taxes excluding special items and gain on equity method investments	$ (690)	$ 239	$ (1,595)	$ 547
Pre-tax margin excluding special items and gain on equity method investments	-140.1%	11.4%	-69.5%	9.0%
Net (loss) income	$ (393)	$ 187	$ (981)	$ 408
Add back: Special items	(112)	-	(214)	14
Less: Income tax (expense) benefit related to special items	(28)	-	(53)	3
Less: Gain on equity method investments	-	15	-	15
Less: Income tax (expense) related to gain on equity method investments	-	(4)	-	(4)
Net (loss) income excluding special items and gain on equity method investments	$ (477)	$ 176	$ (1,142)	$ 408
(Loss) Earnings Per Common Share:				
Basic	$ (1.44)	$ 0.63	$ (3.58)	$ 1.36
Add back: Special items, net of tax	(0.31)	-	(0.58)	0.03
Less: Gain on equity method investments, net of tax	-	0.04	-	0.04
Basic excluding special items and gain on equity method investments	$ (1.75)	$ 0.59	$ (4.16)	$ 1.35
Diluted	$ (1.44)	$ 0.63	$ (3.58)	$ 1.35
Add back: Special items, net of tax	(0.31)	-	(0.58)	0.03
Less: Gain on equity method investments, net of tax	-	0.04	-	0.03
Diluted excluding special items and gain on equity method investments	$ (1.75)	$ 0.59	$ (4.16)	$ 1.35

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APPENDIX B: CALCULATION OF LEVERAGE RATIOS Adjusted Debt to Capitalization Ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. LOCATION NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited) September 30, 2020 December 31, 2019 Long-term debt and finance leases $ 4,439 $ 1,990 Current maturities of long-term debt and finance leases 400 344 Operating lease liabilities - aircraft 290 183 Adjusted debt 5,129 2,517 Long-term debt and finance leases 4,439 1,990 Current maturities of long-term debt and finance leases 400 344 Operating lease liabilities - aircraft 290 183 Stockholders' equity 3,717 4,799 Adjusted capitalization 8,846 7,316 Adjusted debt to capitalization ratio 58% 34% 20

APPENDIX C: CONTRACTUAL ORDER BOOK A220 A321NEO A321NEO LR Total 2020* 1 7 - 8 2021 7 5 3 15 2022 8 - 3 11 Delivery schedule, as of October 27, 2020 *Includes 5 deliveries received in 1Q-3Q 2020 21

APPENDIX D: RELEVANT JETBLUE MATERIALS www.investor.jetblue.com/investor-relations DOCUMENT LOCATION Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports * Environmental, Social, and Governance Reports 22